SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: October 2, 2008
(Date of earliest event reported)

VERSADIAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28195	11-3535204
(State or other	(Commission File	(IRS Employer
jurisdiction of incorporation)	Number)	Identification No.)

305 Madison Avenue, New York, NY           10165
(Address of principal executive offices)         (zip code)

Registrant’s telephone number, including area code  (212) 986-0886

_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 2, 2008, we amended our Master Supply Agreement and Credit Memo with Avon Products, Inc. (“Avon”), and our Manufacturing Agreement with Seidel GmbH & Co. (“Seidel”). As a consequence, Avon’s commitment to purchase units of our patented products was reduced in number in return for price adjustments based on current market conditions, and our obligation to repay $1,700,000 to Avon was relieved provided that we pay that amount directly to Seidel for product development costs and tooling.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSADIAL, INC.
Date: October 8, 2008
	By:	/s/ Geoffrey Donaldson
Geoffrey Donaldson
Chief Executive Officer